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                                  EXHIBIT 10.3
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January 16, 1996

Dr. David Voracek
c/o Beltline Chiropractic
2916 North Beltline
Irving, Texas  75062

         Re:     Consulting Contract:  Letter of Intent

Dear Sir,

American HealthChoice, Inc. is pleased to appoint you to the position of
Consultant: Acquisition and Development.

On acceptance of this appointment we will have appropriate documentation prepared.

You will be responsible as an independent contractor for your own taxes and the cost of your own office space, office equipment and any expense required to complete your responsibilities.

Term of Contract:                 18 months.

Remuneration:             $10,000.00 per month.

Please indicate your acceptance of these terms by signing this Letter of Intent.

Sincerely yours,

/s/ MICHAEL DARE

Michael Dare
V.P. Operations and Finance

I accept the terms of the Letter of Intent dated January 16, 1996 regarding Consulting Contracts.


                                        /s/ David P. Voracek
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                                        Dr. David Voracek

                                        Date: January 19, 1996
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